THE GABELLI ASSET FUND

                                  ANNUAL REPORT

                                DECEMBER 31, 1998

                                    * * * *

Morningstar rating(TM) of The Gabelli Asset Fund was 4 stars overall and for the three year period ended 12/31/98 among 2802 domestic equity funds, and for the five and ten year periods ended 12/31/98 among 1702 and 732 domestic equity funds, respectively.

TO OUR SHAREHOLDERS,

    In the fourth quarter of 1998, the stock market came roaring back. Emboldened by three Federal Reserve interest rate cuts, investors forgot all about the world's problems and dove back into equities. Treasury bond prices retreated from 30 year highs as investors migrated back to stocks.

    Despite global economic turmoil and lingering concern over its impact on the U.S. economy and corporate profits, the Standard & Poor's 500 Index recorded its fourth consecutive year of double digit gains. Mid-cap and small cap stocks did not fare nearly as well, with the S&P Mid-Cap Index posting a modest gain and the Russell 2000 Index closing the year with a loss.

INVESTMENT PERFORMANCE

    For the fourth quarter ended December 31, 1998, The Gabelli Asset Fund's (the "Fund") total return was 18.2%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices had returns of 21.4%, 18.1% and 16.3%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 15.9% for 1998. The S&P 500 and Value Line Composite rose 28.7% and 5.8%, respectively, while the Russell 2000 declined 2.6% over the same twelve month period.

    For the ten year period ended December 31, 1998, the Fund's total return averaged 16.2% annually versus average annual total returns of 19.2%, 14.2% and 12.9% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through December 31, 1998, the Fund had a cumulative total return of 671.7%, which equates to an average annual return of 17.2%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

                                                              Quarter
                                           ------------------------------------------------
                                             1st         2nd          3rd             4th       Year
                                             ---         ---          ---             ---       ----
1998:   Net Asset Value...........         $36.00       $36.41       $31.24         $35.47     $35.47
        Total Return..............          13.0%         1.1%       (14.2)%         18.2%      15.9%
---------------------------------------------------------------------------------------------------------
1997:   Net Asset Value...........         $27.00       $31.45       $34.99         $31.85     $31.85
        Total Return..............           2.2%        16.5%        11.3%           4.3%      38.1%
---------------------------------------------------------------------------------------------------------
1996:   Net Asset Value...........         $27.44       $28.09       $27.92         $26.42     $26.42
        Total Return..............           6.6%         2.4%        (0.6)%          4.5%      13.4%
---------------------------------------------------------------------------------------------------------
1995:   Net Asset Value...........         $23.84       $25.10       $26.76         $25.75     $25.75
        Total Return..............           7.3%         5.3%         6.6%           3.7%      24.9%
---------------------------------------------------------------------------------------------------------
1994:   Net Asset Value...........         $22.63       $22.36       $23.56         $22.21     $22.21
        Total Return..............          (2.9)%       (1.2)%        5.4%          (1.2)%     (0.1)%
---------------------------------------------------------------------------------------------------------
1993:   Net Asset Value...........         $21.10       $22.10       $23.63         $23.30     $23.30
        Total Return..............           6.1%         4.7%         6.9%           2.5%      21.8%
---------------------------------------------------------------------------------------------------------
1992:   Net Asset Value...........         $19.04       $18.91       $19.02         $19.88     $19.88
        Total Return..............           6.0%        (0.7)%        0.6%           8.5%      14.9%
---------------------------------------------------------------------------------------------------------
1991:   Net Asset Value...........         $17.36       $17.36       $17.90         $17.96     $17.96
        Total Return..............          11.1%         0.0%         3.1%           3.2%      18.1%
---------------------------------------------------------------------------------------------------------
1990:   Net Asset Value...........         $16.48       $16.81       $15.21         $15.63     $15.63
        Total Return..............          (4.5)%        2.0%        (9.5)%          7.8%      (5.0)%
---------------------------------------------------------------------------------------------------------
1989:   Net Asset Value...........         $16.46       $18.01       $18.73         $17.26     $17.26
        Total Return..............          12.0%         9.4%         4.0%          (1.0)%     26.2%
---------------------------------------------------------------------------------------------------------
1988:   Net Asset Value...........         $13.49       $14.62       $14.94         $14.69     $14.69
        Total Return..............          14.4%         8.4%         2.2%           3.5%      31.1%
---------------------------------------------------------------------------------------------------------
1987:   Net Asset Value...........         $12.97       $13.93       $14.66         $12.61     $12.61
        Total Return..............           19.6%        7.4%         5.2%         (14.0)%     16.2%
---------------------------------------------------------------------------------------------------------
1986:   Net Asset Value...........         $10.44       $11.21       $11.29         $11.28     $11.28
        Total Return..............           4.4%(b)      7.4%         0.7%          (0.1)%     12.8%(b)
---------------------------------------------------------------------------------------------------------

Average Annual Returns - December 31, 1998  (a)
-----------------------------------------------

1   Year              15.9%
5   Year              17.8%
10  Year              16.2%
Life of Fund (b)      17.2%

                      Dividend History
----------------------------------------------------------
Payment (ex) Date       Rate Per Share  Reinvestment Price
-----------------       --------------  ------------------
December 28, 1998            $1.419          $34.60
December 30, 1997            $4.610          $31.73
December 31, 1996            $2.770          $26.42
December 29, 1995            $2.000          $25.75
December 30, 1994            $1.056          $22.21
December 31, 1993            $0.921          $23.30
December 31, 1992            $0.755          $19.88
December 31, 1991            $0.505          $17.96
December 31, 1990            $0.770          $15.63
December 29, 1989            $1.278          $17.26
December 30, 1988            $0.775          $14.69
January 4, 1988              $0.834          $12.07
March 9, 1987                $0.505          $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ASSET FUND, THE CONSUMER PRICE INDEX +10% AND THE S&P 500 INDEX


           Gabelli Asset Fund      Consumer Price Index + 10%   S&P 500 Index
3/3/86           $10,000                    10000                   10000
12/86            $11,280                    11110                   10930
12/87            $13,107                    12713                   11487
12/88            $17,184                    14546                   13383
12/89            $21,686                    16677                   17612
12/90            $20,602                    19364                   17066
12/91            $24,331                    21893                   22271
12/92            $27,956                    24717                   23384
12/93            $34,051                    27869                   25746
12/94            $34,017                    31400                   26081
12/95            $42,530                    35337                   35884
12/96            $48,229                    40044                   44137
12/97              66590                    44729                   58857
12/98              77178                    49923                   75749

[GRAPHIC]

WHAT WE DO

    The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Asset Fund and for over 21 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

    Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

    Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

OUTLOOK FOR 1999

    Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from BARRON'S 1999 Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

January 18, 1999                  BARRON'S - Roundtable'99

                                    BARRON'S

                                   ROUNDTABLE
                             ----------------------

                                  MARIO GABELLI
                     Chairman and Chief Investment Officer,
                          Gabelli Funds, Rye, New York

BARRON'S ("Q"): A new year, a new market environment? Meaning, are investors going to have to grapple with seismic economic shifts as well as impeachment and Y2K?

GABELLI ("G"): Let's focus on the U.S. economy. I'm in the camp that argues that consumers are going to get another tailwind. There is going to be a major tax cut that is going to be very stimulative to the consumer. If I'm a consumer today, I feel good. I'm working. Gasoline, I just went and bought a tankful. I paid 20 cents a gallon less than it cost me the last time I filled up.

Q: You obviously don't do it often.

G: What I mean is that on 500 gallons of gas, I save 100 bucks. That's two bucks a week. That's terrific. There are

January 18, 1999                  BARRON'S - Roundtable'99

50 million vehicles on the road. At two bucks a week, that's $100 million a week, that's around $5 billion annually going back into consumers' pockets. I just refinanced my mortgage. I got a jumbo $240,000 loan at 6 7/8%. I'm saving 1%, that's $2,400, that's another $45 or so a week and I'm going to get a tax cut. And I own Internet stocks. I think this is terrific.

Q: But you could see long-term interest rates going up soon because Japan may be asking for their savings back.

G: Well, they have gone up to 5.3%, but still, I just refinanced my house, so I feel good. You can talk about long-term rates, but my mortgage is what I look at as a consumer. Besides, looking at the redressing of imbalances, one of the concerns we had was that the dollar was too strong. Now if you look at the dollar versus the euro, this morning it was 114, and versus the yen it was 107. So when translating Euroland earnings into U.S. dollars, companies that are operating there could get a terrific tailwind. Reported S&P earnings, I think, could be a lot better than people expect, because they've forgotten the currency factor. Especially if I have 2% real growth in Euroland and I have companies that are now rationalizing and getting the benefit of synergies. The companies I talk to in the U.S. that have big operations in Europe are all saying, "Hey, in the last couple of months, we are getting a big benefit from currency." That could continue for the next half. So the U.S. economy is reasonably good. Earnings and cash flow for the companies I follow should be up 5%, 7%, 8% in 1999. I think the U.S. portion of non-U.S. earnings could translate better. So I can't make anything but an optimistic case, let's put it that way, for corporate profits. The other element in 1999 that I have to factor in is that some of the companies I'm talking to and listening to say they are worried about a Y2K problem. So the fourth quarter of 1999 will likely have a big inventory bulge. That is certainly a plus, from what I see, for shipments.

  Let me give you one other element on earnings: A lot of corporate controllers and a lot of CFOs squirreled away earnings in the first and second quarters of last year. Then the accounting problems of Cendant and others emerged. So now you will not squirrel away earnings in that fourth quarter or in the first half anymore. You are not going to play that game -- as much. I can see reported earnings doing better than economic earnings over the next couple of quarters, just because you are not going to use the other side of your pencil or whatever they use nowadays.

  Another item to consider is that virtually every country in Europe now has a socialist government. The Italians probably have a Communist government. I mean, how are they going to sit back and not undo what they've done? They've constrained, they constrained, until they could introduce their single economic unit. Now, why not do the reverse of that? Why don't you factor that into your thinking?

Q: It may be bullish for those economies. But it means reflation, it means higher interest rates, lower P/E ratios.

G: Oh, yes. That's what I'm saying. It's the reflationary theme.

  Changing gears to the manufacturing sector of the economy -- people are asking, "Where is it?" It is being transported outside of the United States.

  Machine-tool orders in November were $440 million, down from $532 million. You see it in the farm-equipment industry, the domestic construction equipment industry; and manufacturing jobs are disappearing, probably. When Cuba opens up, labor rates will go from $1 an hour to $1 a day, if you are looking at Mexico versus Cuba.

Q: But is this a hollowing-out of the economy? Or is this a transition to the brave new Internet Age?

G: Adam Smith is alive and well.

  I have to stay with the bullish interpretation of all these dynamics. The notion of globalization of the economy and the movement of capital around to the lowest cost . . . every country, as long as you have free trade, is going to contribute to global wealth at some point. What's more, the Japanese, as they come out of their problems, eventually will be going from seeking share of market on a global basis to seeking share of profits. That has to be good for corporate profitability around the world.

January 18, 1999                  BARRON'S - Roundtable'99


Q: What is your conclusion on the market?

G: Let me give you some numbers on the flow of funds. Cash into the market from stock buybacks in 1998 was $207 billion, up from $181 billion. Mutual-fund inflow was $176 billion, down from $232 billion. IPOs, which hit a big air pocket, are starting to accelerate again but were $108 billion last year, down from $118 billion. Other elements were foreign purchases of U.S. stocks and U.S. purchases of non-stock assets. But the big element that makes those flows look tiny was that deals in the U.S. alone amounted to $1.6 trillion. Now, for you cynics who'd argue how much was in cash, the cash portion was $672 billion, up from $414 billion last year. So money moving from savers into the stock market wasn't as dynamic a flow-of-funds element as how much came into the market being recycled from transactions. Again, incrementally in 1998 an unprecedented $250 billion came into the market from the cash portion of deals, that's 1 1/2 times the amount that came in via mutual funds --U.S. only, not globally. It is just a phenomenon that has to be constantly hammered away at.

Q: [Some of the biggest cap stocks are up over 100%. Such moves are clearly unsustainable.]

G: Some of that is part of the migration of money into indexing -- which is mindlessly buying stocks based on their index weightings. It's just self-reinforcing. I don't know the numbers for 1998, but the trend has been more mutual-fund purchases of index funds. More defined-benefit plans going into the index funds. And those funds have to, by definition, buy mindlessly based on capitalization. And that is going to continue.

Q: Until you get to the last guy.

G: I will tell you a story. I'm creating this. But in 1973, it was conventional wisdom that McDonald's had a market capitalization greater than all of the steel industry's, and that we were going to become a nation of hamburger flippers -- indeed, that the world was going that way. Every cycle has the same thing. You know, somebody sits up and says AOL and Amazon.com have caps greater than the steel industry's. But that is what Schumpeter said, creative destruction is one of the great virtues of capitalism. It's very positive.

Q: [How about what is going on in Washington?]

G: Going back to interest rates, I think there's plenty of margin of flexibility on the short end. Real rates are much too high here. They should migrate down. The dollar -- I don't know how Greenspan handles it. It is a challenge. The balance-of-payments deficit is going to go way up. I believe, based on last month's deficit, the run rate was about $180 billion. But $250 billion sounds like a reasonable number. That has got to, with a new currency bloc in Europe, create all sorts of question marks that I don't have an answer to. Those are moving parts. We don't invest that way. We just think about these things.

Q: Doesn't anyone find all this blind faith in Greenspan and Rubin "doing the right thing" a mite discomforting?

G: The concern isn't that they won't do the right thing, but that Rubin and Greenspan retire like Mantle and Maris.

Q: But in general, you are bullish?

G: On the world economy.

Q: And on equities?

G: No, not on equities. There is no margin of safety in stocks. Absolutely none. But I do think Adam Smith is alive and well. Once you can start migrating labor and goods to the highest efficiency, you create incredible opportunities on a global scale. We don't have those efficiencies baked into the system. But there are enormous birthing pains. You saw these birthing pains in Southeast Asia. But I don't think that's a big depressive because the sunshine in the valley is that we'll come out in a world in which profits are the driver. That is pretty interesting.

Q: But Mario, where will rates go?

G: Like 5 3/4%-6%. Long rates have already started up. But I see short rates coming down.

Q: If Ed Hyman is right and there isn't much nominal growth in the economy, won't that make it difficult for small companies?

G: The comment I want to make -- this is very important -- is that the business people I talk to really were shocked by the virtual shutdown of the capital markets following the [John]

January 18, 1999                  BARRON'S - Roundtable'99


Meriwether debacle. Not only did the spreads widen, but the market started closing on them. That is creating a backlash in terms of either selling out -- the option which I happen to be fond of -- and also in terms of bringing back a margin of safety to their balance sheets and their perspectives on how to run their businesses. From the market's point of view, looking out over the next five years, I still think we are in a world in which corporate profits can rise -- not return on equity, where I can't see much improvement, not return on sales, where I can't see much improvement from here. But I can see maintaining some of these levels. I see these global synergies, the Exxon-Mobils, adding to profitability. There won't necessarily be revenue synergies in some of these, but there will certainly be margin synergies, capital synergies, and efficiency elements. So I still see a 6%-8% secular growth rate over the next five years in corporate profits. For 1999 I am in the camp that has S&P earnings up, because over one-third of the earnings mix in the S&P is non-U.S. Now, that's leaving Brazil aside, because it is part of my wall of worry -- I have my A-B-C-D issues: Asia, Brazil, Clinton and the Dollar are the things I worry about. But in terms of my model, where I have interest rates backing up, and earnings at that level, the market has absolutely no margin of safety. So we could see it up 3%, down 20%. Probably somewhere in-between at the end of the year. With much more volatility. I think volatility is increased by the new generation of traders. Individuals now come in to work and trade. Or they don't even come in to work. There is nothing between them and a buy/sell decision except their finger on a mouse. There is no broker who has a boss asking, "Hey, is he churning? Is he overinvesting?" There is nothing there. So the volatility you saw from July through the beginning of January I think is just the way the world's going to be. As long as you are treating stocks like commodities, you have to expect that to continue. And they are trading stocks like they are soybeans.

Q: So the stock market will be the pits?

G: There will be great opportunities to make a lot of money if you short. If you go long, then it's just going to be a terrific eclectic market.

Q: What will make the small-fry go up, especially if the S&P sells off and the economy is no great shakes?

G: Forcing transactions, by managements, that narrow the spreads between their intrinsic values and the stock prices.

Q: It looks like Mario wants to talk tulips next.

G: Our goal always has been to make 10% real by picking stocks that we hope, after taxes, after inflation, accomplish that. So we try to find companies at a significant margin of safety to intrinsic value. The second part of our strategy is to try to buy things for the long term, because it's not only what you make, but what you keep. We'd rather pay 20% long-term capital-gains taxes than 40% on ordinary income from trading. But we're here in January of 1999, and even 25% looks awfully dull when you make that in one week -- 50%, in Amazon. So I have succumbed and I am going to recommend only stocks that have grown to the sky -- Excite, uBid, eBay, Amazon and that's it. Nothing else! You can also have my tulips, Arthur. Don't say I never gave you anything. They're starting to wilt --

ART SAMBERG: Am I allowed to eat them?

G: Do anything you like. Charles MacKay wrote about all this in 1841, in Extraordinary Popular Delusions and the Madness of Crowds.

  Anyway, when we look at stocks, we also look for a catalyst. Forcing transactions. That is, a management, if they are alert and sensitive, can do things like buying back stock, like LBOs or financial engineering. One of the dynamics that have been in place for the last four years is deals. Deals will continue in 1999 -- a year in which the Exxons and the Mobils are driving values by becoming global, further reinforcing their positions. There are a lot of areas where that's happening.

Q: Thanks , Mario.  [X]

YEAR END REVIEW

    For the fourth quarter of 1998, rather than repeating the economic and market dynamics that we discussed in our third quarter report to shareholders, we invite our shareholders to review these comments from the third quarter report. The report is available on our website at www.gabelli.com.

    Media stocks, most notably cable television ("CATV"), cable television networks and entertainment software companies, dominated our Top Twenty performance list in 1998. We are particularly gratified by CATV stocks' strong showing. This group was deep in Wall Street's doghouse when we began aggressively buying in 1995 and 1996. At the time, we believed the competitive threat from direct broadcast satellite services was overblown and that the telecommunications capabilities of all those coaxial connections to American homes would drive values higher. The AT&T/Tele-Communications Inc. merger validated our investment thesis and portfolio holdings like Cablevision Systems, Time Warner and Comcast soared.

    Invigorated by the turnaround of its Blockbuster Entertainment unit, a "Titanic" hit from Paramount Pictures and the ongoing strength of its MTV and Nickelodeon cable networks, Viacom was a big winner. Investors also applauded Tele-Communications Inc./Liberty Media Group, a treasure chest of cable network assets.

    Although the performance of our telecommunications holdings were mixed, Century Telephone Enterprises, Sprint, BellSouth and Telefonica de Espana made our Top Twenty List, and the group as a whole contributed to returns.

    Despite strong gains this year, we believe the media and telecommunications industries' exceptional global growth potential is still not adequately reflected in stock prices. We bought our media and telecommunications holdings at opportunistic prices. We will continue to hold them as long as they remain undervalued.

    This year's investment laggards include energy and energy services holdings that sank along with oil prices. We are not prepared to make a case for a big pop in oil prices in the immediate future. However, we question the current consensus viewpoint that oil will remain near $10 per barrel or lower forever. We note the last time we saw such a consensus on oil prices was in the mid-to-late 1970s, when all the "experts" were predicting $60 per barrel of oil. If OPEC can enforce some production discipline among its members, and as Asian economies recover, oil prices will rebound. In the interim, there will continue to be consolidation in the group. We have already seen two big deals, British Petroleum/Amoco and Exxon/Mobil. In the year ahead, we expect to see more deals, particularly in the oil services industry, as energy companies cut costs in response to lower oil prices. Remember, John D. Rockefeller built Standard Oil and an enormous personal fortune by buying oil companies during periods when oil prices were severely depressed.

    Our Latin American investments, primarily telecommunications companies, fell sharply on fears that Latin America would go the route of Southeast Asia. Latin American currencies remain under pressure and the region's economies are vulnerable. However, the long term upside potential of privatized telecommunications companies is still exceptional. Freed from the control of government bureaucrats and now being run by professional managers, these communications companies will be run more efficiently and profitably. We believe longer term demand for telecommunications services will be strong. A year ago, Telebras (now divided into regional operating companies) was one of Wall Street's favorite stocks. Today, it is an investment pariah. Eventually, "Mr. Market" will price it more appropriately.

    Industrial cyclicals like Boeing, Deere and a host of smaller portfolio companies closed the year with losses as Asian economic weakness materially reduced demand and restrained earnings. These remain high quality, dominant market share companies that we are confident are well-positioned over the long term.

DEALS: "THE EUROPEANS ARE COMING!  THE EUROPEANS ARE COMING!"

    Daimler Benz/Chrysler, British Petroleum/Amoco, Deutsche Bank/Bankers Trust and Scottish Power/Pacificorp--Europe is discovering America all over again! In 1998, there were a significant number of announced European acquisitions of American companies. This transatlantic deal volume exceeds that of the last three years combined. Euroland is here and leading European companies are beginning to flex their financial muscles. December's coordinated European interest rate cuts should help invigorate the Euro economy and embolden more European companies to grab footholds in the American market. We have a portfolio of red blooded American companies that could be targets. The "Third Great Wave of Takeovers" is far from cresting. In fact, with Europe now contributing, its mass and power is growing. Investors in undervalued U.S. companies will continue to ride this wave.

LET'S TALK STOCKS

    The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $102.25 - NYSE) and its subsidiaries provide travel-related services, financial advisory services and international banking services worldwide. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

Cablevision Systems Corp. (CVC - $50.1875 - AMEX) is one of the nation's leading telecommunications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks, American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long-term lease of Radio City Music Hall, home of the world famous Radio City Rockettes.

Tele-Communications Inc./Liberty Media Group (LBTYA - $46.0625 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet.

Telephone & Data Systems Inc. (TDS - $44.9375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.4 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $38.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $5.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close in six to nine months.

Time Warner Inc. (TWX - $62.0625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have more than $24 billion in revenues and nearly $5.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is focused on reducing its debt (now down to approximately $9 billion) and simplifying its capital structure.

MINIMUM INITIAL INVESTMENT - $1,000

    The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

IN CONCLUSION

    Despite ongoing global economic uncertainty, the popular market indices are once again in record territory. While we will always have a "wall of worry", we believe the economy and the capital market landscape for 1999 will provide stock pickers like us the opportunity to unearth well-managed companies, trading at significant discounts to their private market value, that should benefit from sustainable long term economic dynamics. The Fund is invested in what we believe to be undervalued companies in much more reasonably priced sectors of the market. We will continue striving to provide shareholders with our long term performance goal of a real rate of return of 10% each year.

    The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

    As always, we thank you for your loyalty and support during a period that tested all equity investors' resolve. We hope you will continue to share our enthusiasm and commitment to value investing.


                                   Sincerely,

                                   /s/ MARIO J. GABELLI, CFA

                                   Portfolio Manager and
                                   Chief Investment Officer

January 29, 1999


                                Top Ten Holdings
                                December 31, 1998

            Time Warner Inc.                 Century Telephone Enterprises
            Cablevision Systems Corp.        USA Networks Inc.
            TCI/Liberty Media Group          Tele-Communications Inc.
            American Express Co.             United Television Inc.
            Telephone & Data Systems         Viacom Inc.


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS -- 96.3%
                        AEROSPACE--0.6%
        150,000         Boeing Co. ...............  $  5,329,532   $    4,893,750
         55,000         Northrop Grumman Corp. ...     4,456,982        4,021,875
                                                    ------------   --------------
                                                       9,786,514        8,915,625
                                                    ------------   --------------
                        AGRICULTURE--0.6%
         20,000         Agribrands International
                         Inc. ....................       282,787          600,000
        500,000         Archer-Daniels-Midland
                         Co. .....................     8,729,803        8,593,750
         10,000         Monsanto Co. .............       405,188          475,000
                                                    ------------   --------------
                                                       9,417,778        9,668,750
                                                    ------------   --------------
                        AUTOMOTIVE--0.6%
        140,000         General Motors Corp. .....     4,054,621       10,027,500
                                                    ------------   --------------
                        AUTOMOTIVE: PARTS AND
                         ACCESSORIES--3.8%
         20,000         Borg-Warner Automotive
                         Inc. ....................       652,845        1,115,000
        120,809         Dana Corp. ...............     1,759,438        4,938,068
        123,000         Federal-Mogul Corp. ......     3,262,690        7,318,500
        600,000         GenCorp Inc. .............     3,684,662       14,962,500
        255,000         Genuine Parts Co. ........     6,225,641        8,526,563
        115,000         Johnson Controls Inc. ....     2,268,501        6,785,000
        238,500         Modine Manufacturing
                         Co. .....................     5,125,982        8,645,625
        180,000         Standard Motor Products
                         Inc. ....................     2,323,936        4,365,000
         35,000         Superior Industries
                         International Inc. ......       693,283          973,438
        100,000         TransPro Inc. ............       788,321          487,500
         90,000         Wynn's International
                         Inc. ....................     1,140,063        1,991,250
                                                    ------------   --------------
                                                      27,925,362       60,108,444
                                                    ------------   --------------
                        AVIATION: PARTS AND SERVICES--1.3%
         10,000         BE Aerospace Inc.+........       193,625          210,000
        370,000         Coltec Industries Inc.+...     5,060,746        7,215,000
        181,000         Curtiss-Wright Corp. .....     2,275,020        6,900,625
         55,000         Fairchild Corp., Cl. A....     1,047,890          866,250
         60,000         Hi-Shear Industries
                         Inc. ....................       510,932          155,625
         40,000         Hudson General Corp. .....     1,121,008        2,520,000
         72,000         Precision Castparts
                         Corp. ...................     2,725,279        3,186,000
                                                    ------------   --------------
                                                      12,934,500       21,053,500
                                                    ------------   --------------
                        BROADCASTING--4.5%
         75,000         CBS Corp. ................     1,874,672        2,456,250
        445,255         Chris-Craft Industries
                         Inc. ....................     9,829,327       21,455,725
         69,551         Chris-Craft Industries
                         Inc., Cl. B (a)..........     1,132,440        3,351,489
          8,700         Gray Communications
                         Systems Inc. ............       172,878          159,319
        181,300         Gray Communications
                         Systems Inc., Cl. B......     2,352,215        2,481,544
        175,000         Grupo Televisa SA, GDR+...     3,689,840        4,320,313
          3,000         Infinity Broadcasting
                         Corp. ...................        61,500           82,125
        129,700         Liberty Corp. ............     4,361,332        6,371,513

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
        115,000         Paxson Communications
                         Corp., Cl. A+............  $  1,231,309   $    1,056,563
        400,000         Television Broadcasting
                         Ltd. ....................     1,815,551        1,032,578
        247,500         United Television Inc. ...    15,847,291       28,462,500
                                                    ------------   --------------
                                                      42,368,355       71,229,919
                                                    ------------   --------------
                        BUILDING AND CONSTRUCTION--0.3%
        167,000         Nortek Inc.+..............       797,319        4,613,375
          4,333         Nortek Inc., Special
                         Common (a)...............        59,049          119,699
                                                    ------------   --------------
                                                         856,368        4,733,074
                                                    ------------   --------------
                        BUSINESS SERVICES--1.0%
         48,000         Avis Rent A Car Inc.+.....     1,198,503        1,161,000
         54,100         Berlitz International
                         Inc., New+...............       847,842        1,568,900
        140,000         Cendant Corp. ............     2,249,607        2,668,750
         14,100         Dollar Thrifty Automotive
                         Group Inc.+..............       227,336          181,538
        100,000         Ecolab Inc. ..............     1,571,512        3,618,750
         23,046         Hach Co. .................       186,972          276,552
         16,546         Hach Co., Cl. A...........       113,613          169,597
         20,000         Hertz Corp. ..............       784,937          912,500
         68,000         Landauer Inc. ............       422,093        2,201,500
        200,000         Nashua Corp.+.............     3,675,056        2,662,500
                                                    ------------   --------------
                                                      11,277,471       15,421,587
                                                    ------------   --------------
                        CABLE--7.4%
        810,000         Cablevision Systems Corp.,
                         Cl. A+...................     7,971,521       40,651,875
         40,000         Comcast Corp., Cl. A......       593,113        2,297,500
        555,000         MediaOne Group Inc. ......    11,600,961       26,085,000
         70,000         Shaw Communications Inc.,
                         Cl. B....................       555,126        1,695,391
        640,000         TCI Ventures Group........     3,891,947       15,080,000
        522,556         Tele-Communications Inc.,
                         Cl. A New+...............     9,228,178       28,903,879
         65,000         United International
                         Holdings Inc., Cl. A+....       884,424        1,251,250
                                                    ------------   --------------
                                                      34,725,270      115,964,895
                                                    ------------   --------------
                        CLOSED-END FUNDS--0.1%
         84,000         Royce Value Trust Inc. ...       949,972        1,155,000
                                                    ------------   --------------
                        COMMUNICATIONS EQUIPMENT--0.4%
        110,000         Allen Telecom Inc.+.......       687,440          735,625
         47,000         Motorola Inc. ............       622,493        2,869,939
         43,000         Northern Telecom Ltd......       822,685        2,155,375
                                                    ------------   --------------
                                                       2,132,618        5,760,939
                                                    ------------   --------------
                        CONSUMER PRODUCTS--4.2%
         10,000         Avon Products Inc. .......       307,750          442,500
        607,000         Carter-Wallace Inc. ......     9,514,363       11,912,375
          2,750         Christian Dior SA.........       307,335          303,971
        206,500         Church & Dwight Co.
                         Inc. ....................     4,664,837        7,421,094

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS (CONTINUED)
                        CONSUMER PRODUCTS (CONTINUED)
         20,000         Department 56 Inc.+.......  $    386,250   $      751,250
         22,000         Eastman Kodak Co. ........     1,271,475        1,584,000
         65,000         First Brands Corp. .......       910,850        2,563,439
        250,000         Fortune Brands Inc. ......     5,681,567        7,906,250
        230,000         Gallaher Group plc, ADR...     2,857,199        6,253,125
        100,000         General Cigar Holdings
                         Inc. ....................       954,213          868,750
         93,356         General Cigar Holdings
                         Inc., Cl. B+ (a).........       917,834          811,030
         85,000         Gillette Co. .............     1,215,450        4,106,563
         40,000         Harley Davidson Inc. .....       198,900        1,895,000
         13,000         National Presto Industries
                         Inc. ....................       501,400          554,125
         25,000         Nine West Group Inc. .....       489,573          389,063
         40,000         Philip Morris Companies
                         Inc. ....................     1,585,937        2,140,000
        505,000         Ralston Purina Group......     6,131,945       16,349,375
         41,700         Syratech Corp.+...........       954,711          667,200
                                                    ------------   --------------
                                                      38,851,589       66,919,110
                                                    ------------   --------------
                        CONSUMER SERVICES--0.7%
        500,000         Loewen Group Inc. ........     7,225,157        4,218,750
        370,000         Rollins Inc. .............     5,905,989        6,475,000
                                                    ------------   --------------
                                                      13,131,146       10,693,750
                                                    ------------   --------------
                        DIVERSIFIED INDUSTRIAL--3.6%
         10,000         Anixter International
                         Inc.+....................        90,087          203,125
         10,000         Cooper Industries Inc. ...       484,437          476,875
        315,000         Crane Co. ................     3,712,294        9,509,063
        205,000         GATX Corp. ...............     4,329,860        7,764,375
         16,000         General Electric Co. .....       394,980        1,633,000
        118,000         Honeywell Inc. ...........     6,297,010        8,886,875
        270,000         ITT Industries Inc. ......     7,130,128       10,732,500
        145,000         Katy Industries Inc. .....     1,312,250        2,546,564
         13,000         Kyocera Corp., ADR........       448,063          675,188
        350,000         Lamson & Sessions Co.+....     1,899,408        1,793,750
        260,000         Lawter International
                         Inc. ....................     2,596,834        3,022,500
         46,062         Myers Industries Inc. ....       172,636        1,318,525
         68,000         National Service
                         Industries Inc. .........     1,591,349        2,584,000
          8,000         Pentair Inc. .............       321,588          318,500
        125,000         Thomas Industries Inc. ...     1,397,900        2,453,125
         80,000         Trinity Industries
                         Inc. ....................       977,970        3,080,000
                                                    ------------   --------------
                                                      33,156,794       56,997,965
                                                    ------------   --------------
                        ELECTRONICS--0.4%
          3,000         Hitachi Ltd., ADR.........       302,567          181,314
         10,000         Imation Corp.+............       203,344          175,000
        800,000         Oak Technology Inc.+......     2,960,082        2,800,000
         10,000         Sony Corp., ADR...........       544,302          717,500
        120,000         UCAR International
                         Inc. ....................     2,704,342        2,137,500
                                                    ------------   --------------
                                                       6,714,637        6,011,314
                                                    ------------   --------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        ENERGY AND UTILITIES--3.8%
        100,000         Atlantic Richfield Co. ...  $  5,368,509   $    6,525,000
        145,500         BJ Services Co.+..........     2,263,687        2,273,438
         50,000         British Petroleum Co. plc,
                         ADR......................     1,110,595        4,750,000
         40,000         Brown (Tom) Inc. .........       653,595          401,250
         30,000         Chevron Corp. ............     1,016,500        2,488,125
        202,413         Citizens Utilities Co.,
                         Cl. B....................     1,984,213        1,644,604
        153,000         Eastern Enterprises.......     4,306,015        6,693,750
         15,000         Energy East Corp. ........       653,767          847,500
         60,000         Enron Oil & Gas Co. ......       548,976        1,035,000
        180,000         Exxon Corp. ..............     5,413,043       13,162,500
         30,000         Global Marine Inc. .......       483,312          275,625
         40,000         Halliburton Co. ..........       840,758        1,185,000
         10,000         New England Electric
                         System...................       484,301          481,250
         20,000         Niagara Mohawk Power
                         Corp. ...................       307,875          322,500
        200,000         PennzEnergy Co.+..........     6,043,516        3,262,500
        195,000         Pennzoil-Quaker State
                         Co.+.....................     6,098,468        2,888,438
        325,000         Southwest Gas Corp. ......     5,939,311        8,734,375
         55,000         Texaco Inc. ..............     1,741,375        2,908,125
                                                    ------------   --------------
                                                      45,257,816       59,878,980
                                                    ------------   --------------
                        ENTERTAINMENT--12.4%
        230,000         Ascent Entertainment Group
                         Inc. ....................     2,214,090        1,696,250
         19,406         EMI Group plc.............        75,408          129,707
        100,000         EMI Group plc, ADR........     1,246,297        1,362,500
         13,600         Fisher Companies Inc. ....       905,975          931,600
         40,000         Fox Entertainment Group
                         Inc. ....................       887,437        1,007,500
        150,000         GC Companies Inc.+........     5,073,921        6,243,750
        862,500         Tele-Communications
                         Inc./Liberty Media Group,
                         Cl. A+...................     9,062,411       39,728,906
      1,170,000         Time Warner Inc. .........    16,600,406       72,613,125
         11,000         Todd-AO Corp., Cl. A......        30,000           88,000
        900,000         USA Networks Inc.+........    13,134,802       29,812,500
        360,000         Viacom Inc., Cl. A+.......     9,191,153       26,482,500
        215,000         Viacom Inc., Cl. B+.......     6,644,147       15,910,000
                                                    ------------   --------------
                                                      65,066,047      196,006,338
                                                    ------------   --------------
                        ENVIRONMENTAL SERVICES--0.0%
         30,000         EnviroSource Inc. ........       185,450          153,750
                                                    ------------   --------------
                        EQUIPMENT AND SUPPLIES--10.6%
        700,000         Aeroquip-Vickers Inc. ....    21,533,611       20,956,250
        300,000         AMETEK Inc. ..............     3,455,782        6,693,750
        155,000         AMP Inc. .................     6,078,170        8,069,688
         98,000         Amphenol Corp., Cl. A+....     2,582,750        2,958,375
         22,000         AptarGroup Inc. ..........       197,343          617,375
         88,100         Caterpillar Inc. .........     1,178,142        4,052,600
        110,000         CLARCOR Inc. .............     1,490,481        2,200,000
        285,000         CTS Corp. ................     1,959,101       12,397,500
        410,000         Deere & Co. ..............     6,454,360       13,581,250
        230,000         Donaldson Co. Inc. .......     1,457,271        4,772,500

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS (CONTINUED)
                        EQUIPMENT AND SUPPLIES (CONTINUED)
         32,000         EG&G Inc. ................  $    567,663   $      890,000
         10,000         Fedders Corp. ............        59,939           58,125
        110,000         Flowserve Corp. ..........     2,660,256        1,821,875
        166,300         Gerber Scientific Inc. ...     1,754,645        3,960,019
        315,000         Hussmann International
                         Inc. ....................     3,070,548        6,103,125
        445,000         IDEX Corp. ...............     3,661,463       10,902,500
         60,000         Ingersoll-Rand Co. .......     1,496,510        2,816,250
        200,000         Kollmorgen Corp. .........     1,861,980        3,050,000
         88,000         Lufkin Industries Inc. ...     1,591,261        1,628,000
         35,000         Manitowoc Co. Inc. .......       367,746        1,553,125
        160,000         Mark IV Industries
                         Inc. ....................     1,227,050        2,080,000
         50,000         Materials Sciences
                         Corp.+...................       452,506          425,000
         28,000         Met-Pro Corp. ............       374,588          350,000
        365,000         Navistar International
                         Corp.+...................     4,974,591       10,402,500
         20,000         PACCAR Inc. ..............       522,020          822,500
        291,000         Pittway Corp. ............     2,160,298        9,839,438
        313,000         Pittway Corp., Cl. A......     1,076,919       10,348,563
         97,355         Sequa Corp., Cl. A+.......     4,394,277        5,829,131
         96,000         Sequa Corp., Cl. B+.......     4,869,340        7,056,000
        173,000         SPS Technologies Inc.+....     2,740,938        9,623,125
         50,000         U.S. Filter Corp. ........       610,576        1,143,750
         30,000         Valmont Industries
                         Inc. ....................       242,908          416,250
                                                    ------------   --------------
                                                      87,125,033      167,418,564
                                                    ------------   --------------
                        FINANCIAL SERVICES--6.0%
              1         Al-Zar Ltd.+ (a)..........             0              350
          3,000         Alleghany Corp.+..........       596,673          563,625
         65,000         American Bankers Insurance
                         Group Inc. ..............     3,384,286        3,144,375
        320,000         American Express Co. .....     7,431,567       32,720,000
         29,700         Argonaut Group Inc. ......       894,382          727,650
            220         Berkshire Hathaway
                         Inc.+....................       874,549       15,400,000
        130,000         Block (H&R) Inc. .........     4,448,127        5,850,000
         70,000         Commerzbank AG, ADR.......     1,365,494        2,187,500
        150,000         Deutsche Bank AG, ADR.....     6,596,875        8,737,500
        175,000         Lehman Brothers Holdings
                         Inc. ....................     3,156,725        7,710,938
          5,000         Leucadia National
                         Corp. ...................       185,050          157,500
         20,000         Mellon Bank Corp. ........     1,220,895        1,375,000
          5,000         Merrill Lynch & Co. ......       351,519          333,750
         15,917         Metris Companies Inc. ....       438,360          800,821
        255,000         Midland Co. ..............     2,686,195        6,151,875
          2,000         MONY Group Inc.+..........        57,225           62,622
         50,000         Paine Webber Group
                         Inc. ....................     1,351,387        1,931,250
         30,000         Pioneer Group Inc. .......       487,000          592,500
         43,000         State Street Corp. .......       638,075        2,991,185
         20,000         SunTrust Banks Inc. ......       424,879        1,530,000
         11,941         Transamerica Corp. .......       583,636        1,379,186
          8,000         Value Line Inc. ..........       115,500          315,000
                                                    ------------   --------------
                                                      37,288,399       94,662,627
                                                    ------------   --------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        FOOD AND BEVERAGE--7.2%
         50,000         Bestfoods Inc. ...........  $  1,329,872   $    2,662,500
         76,300         Brown-Forman Corp., Cl.
                         A........................     2,574,752        5,321,925
         90,000         Chock Full o'Nuts
                         Corp.+...................       554,148          562,500
         45,000         Coca-Cola Co. ............       387,203        3,009,375
         60,000         Corn Products
                         International Inc. ......     1,821,807        1,822,500
         29,000         Diageo plc, ADR...........     1,306,076        1,341,250
          4,500         Farmer Brothers Co. ......       476,380          963,000
         85,000         General Mills Inc. .......     2,867,929        6,608,750
         60,000         Heinz (H.J.) Co. .........     2,398,556        3,397,500
         48,000         Hershey Foods Corp. ......     1,016,513        2,985,000
         15,000         Keebler Foods Co.+........       427,150          564,375
        240,000         Kellogg Co. ..............     6,053,037        8,190,000
         30,000         LVHM Moet Hennessy Louis
                         Vuitton, ADR.............     1,144,062        1,222,500
        410,000         PepsiCo Inc. .............    13,030,375       16,784,375
        330,000         Quaker Oats Co. ..........    11,989,122       19,635,000
         50,000         Ralcorp Holdings Inc.+....       595,439          912,500
        310,000         Seagram Co. ..............     9,346,822       11,780,000
        129,602         Tootsie Roll Industries
                         Inc. ....................     2,074,905        5,070,678
        560,000         Whitman Corp. ............     6,164,368       14,210,000
         80,000         Wrigley (Wm.) Jr. Co. ....     3,673,016        7,165,000
                                                    ------------   --------------
                                                      69,231,532      114,208,728
                                                    ------------   --------------
                        HEALTH CARE--2.7%
         12,000         Amgen Inc. ...............       220,320        1,254,747
         18,000         Biogen Inc.+..............       270,450        1,494,000
         40,000         Chiron Corp.+.............       550,315        1,047,500
        100,000         Genentech Inc.+...........     4,804,136        7,968,750
         10,000         Glaxo Wellcome plc........       549,120          695,000
        100,000         IVAX Corp. ...............       884,612        1,243,750
         65,000         Johnson & Johnson.........     1,343,465        5,451,875
         55,000         Merck & Co. Inc. .........     1,853,500        8,122,813
        105,000         Pfizer Inc. ..............     1,677,963       13,170,938
         25,000         SmithKline Beecham plc....     1,520,214        1,737,500
                                                    ------------   --------------
                                                      13,674,095       42,186,873
                                                    ------------   --------------
                        HOTELS AND GAMING--1.7%
        200,000         Circus Circus Enterprises
                         Inc.+....................     4,440,166        2,287,500
        320,700         Gaylord Entertainment Co.,
                         Cl. A....................     8,604,007        9,661,088
         30,000         GTECH Holdings Corp.+.....       545,939          768,750
         12,000         Harrah's Entertainment
                         Inc.+....................       113,002          188,250
        360,000         Hilton Hotels Corp. ......     5,950,853        6,885,000
        203,389         Ladbroke Group plc........       535,440          816,668
        300,000         Mirage Resorts Inc.+......     2,782,182        4,481,250
         40,000         Starwood Hotels & Resorts
                         Worldwide Inc. ..........     1,790,993          907,500
         60,000         Trump Hotels & Casino
                         Resorts Inc.+............       256,680          225,000
                                                    ------------   --------------
                                                      25,019,262       26,221,006
                                                    ------------   --------------

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS (CONTINUED)
                        METALS AND MINING--0.2%
         30,000         Barrick Gold Corp. .......  $    622,076   $      585,000
        100,000         Echo Bay Mines Ltd.+......       754,551          175,000
         45,000         Homestake Mining Co. .....       650,187          413,438
         65,000         Newmont Mining Corp. .....     1,546,169        1,174,064
        360,000         Pegasus Gold Inc.+........       263,140            6,300
         22,500         Placer Dome Inc. .........       285,944          258,750
        250,000         Royal Oak Mines Inc.+.....       652,034           62,500
         40,000         TVX Gold Inc.+............        91,563           72,500
                                                    ------------   --------------
                                                       4,865,664        2,747,552
                                                    ------------   --------------
                        PAPER AND FOREST PRODUCTS--0.9%
        180,000         Greif Bros. Corp., Cl.
                         A........................     3,637,710        5,253,750
         35,000         Sealed Air Corp. .........     1,318,842        1,787,185
        312,000         St. Joe Corp. ............     3,601,269        7,312,500
                                                    ------------   --------------
                                                       8,557,821       14,353,435
                                                    ------------   --------------
                        PUBLISHING--3.4%
         70,000         American Media Inc., Cl.
                         A+.......................       674,812          389,375
          4,000         Central Newspapers Inc.,
                         Cl. A....................       289,413          285,750
         55,000         Dow Jones & Co. Inc. .....     2,569,066        2,646,875
         38,000         Harcourt General Inc. ....     1,749,900        2,023,500
         53,600         McClatchy Newspapers Inc.,
                         Cl. A....................     1,026,635        1,896,100
         80,000         McGraw-Hill Companies
                         Inc. ....................     2,603,081        8,150,000
        325,000         Media General Inc., Cl.
                         A........................     7,448,870       17,225,000
         88,000         Meredith Corp. ...........     1,787,933        3,333,000
        140,000         New York Times Co., Cl.
                         A........................     1,148,435        4,856,250
         15,000         News Corp. Ltd., ADR......       255,587          396,563
        305,000         Penton Media Inc. ........     1,064,715        6,176,250
         50,000         Reader's Digest
                         Association Inc., Cl.
                         A........................     1,384,340        1,259,375
         84,000         Reader's Digest
                         Association Inc., Cl.
                         B........................     1,999,190        2,026,500
      1,650,000         Seat-Pagine Gialle SpA+...       343,343        1,556,745
          6,000         Scripps (E.W.) Co., Cl.
                         A........................       108,669          298,500
         68,700         Thomas Nelson Inc. .......       938,906          927,450
                                                    ------------   --------------
                                                      25,392,895       53,447,233
                                                    ------------   --------------
                        REAL ESTATE--0.5%
        380,000         Catellus Development
                         Corp.+...................     3,687,688        5,438,750
         48,000         Florida East Coast
                         Industries Inc. .........       631,838        1,689,000
         70,000         Griffin Land & Nurseries
                         Inc.+....................       889,441          892,500
          1,000         Lennar Corp. .............        13,369           25,250
          1,000         LNR Property Corp. .......        21,243           19,938
                                                    ------------   --------------
                                                       5,243,579        8,065,438
                                                    ------------   --------------
                        RETAIL--2.3%
         41,000         Aaron Rents Inc. .........       146,083          620,125
         20,000         Aaron Rents Inc., Cl. A...        83,263          298,750
        105,000         Amercian Stores Co. ......     2,535,243        3,878,435

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
        190,000         Burlington Coat Factory
                         Warehouse Corp. .........  $  2,180,142   $    3,099,372
         50,000         Coldwater Creek Inc.+.....       960,937          687,500
         50,000         Fingerhut Companies
                         Inc. ....................       272,975          771,872
         70,000         Kroger Co.+...............       818,000        4,235,000
        150,000         Lillian Vernon Corp. .....     2,201,747        2,475,000
         50,000         Midas Inc. ...............       376,453        1,556,250
        576,700         Neiman Marcus Group
                         Inc.+....................     8,105,603       14,381,456
        200,000         Republic Industries
                         Inc.+....................     3,600,569        2,950,000
        200,000         Scheib (Earl) Inc.+.......     1,432,580        1,100,000
                                                    ------------   --------------
                                                      22,713,595       36,053,760
                                                    ------------   --------------
                        SATELLITE--0.6%
        200,000         COMSAT Corp. .............     3,731,935        7,200,000
        100,000         Globalstar
                         Telecommunications Ltd...       423,210        2,012,500
                                                    ------------   --------------
                                                       4,155,145        9,212,500
                                                    ------------   --------------
                        SPECIALTY CHEMICALS--0.7%
        375,000         Ferro Corp. ..............     5,437,040        9,750,000
         95,000         Sybron Chemicals Inc. ....     2,038,204        1,282,500
                                                    ------------   --------------
                                                       7,475,244       11,032,500
                                                    ------------   --------------
                        TELECOMMUNICATIONS-- 7.5%
        122,000         Aliant Communications
                         Inc. ....................     1,900,906        4,986,750
          5,000         Allegiance Telecom
                         Inc. ....................        74,063           60,625
         85,000         Alltel Corp. .............     2,106,961        5,084,064
        140,000         AT&T Corp. ...............     4,923,962       10,535,000
         50,000         BC Telecom Inc. ..........       877,855        1,364,405
         30,000         BC Telecom Inc., ADR......       537,319          818,645
        210,000         BCE Inc. .................     3,525,210        7,966,873
         36,000         BellSouth Corp. ..........       455,094        1,795,500
        130,000         Cable & Wireless plc,
                         ADR......................     2,878,267        4,777,500
        170,200         Commonwealth Telephone
                         Enterprises Inc.+........     2,290,984        5,701,700
        186,965         Commonwealth Telephone
                         Enterprises Inc., Cl.
                         B+.......................     3,517,737        5,889,398
         65,000         Embratel Participacoes
                         SA+......................     1,368,933          905,938
        110,000         Frontier Corp. ...........     2,648,244        3,740,000
        155,000         GTE Corp. ................     3,595,431       10,452,813
         32,000         Hong Kong
                         Telecommunications Ltd.,
                         ADR......................       502,292          562,000
        400,000         RCN Corp. ................     2,835,846        7,075,000
         10,000         Rogers Communications
                         Inc., Cl. B+.............        77,553           89,111
        310,000         Rogers Communications
                         Inc., Cl. B, ADR+........     2,230,006        2,751,250
        270,000         SBC Communications
                         Inc. ....................     6,265,205       14,478,750
        100,000         Sprint Corp. .............     1,714,705        8,412,500
         13,500         Tele Centro Sul
                         Participacoes SA+........       784,466          564,469
        500,000         Telecom Italia SpA........     1,046,696        4,263,812
        125,000         Telecom Italia SpA, ADR...     2,773,903       10,875,000

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS (CONTINUED)
                        TELECOMMUNICATIONS (CONTINUED)
         67,500         Telecomunicacoes
                         Brasileiras SA, ADR......  $      5,188   $        7,383
         15,300         Telefonica de Espana,
                         ADR......................       596,375        2,071,238
         10,000         Telefonos de Mexico SA,
                         Cl. L, ADR...............       281,828          486,875
         67,500         Tele Norte Leste
                         Participacoes SA+........     1,032,465          839,531
         67,500         Telesp Participacoes SA...     2,531,873        1,493,438
          8,000         US West Inc.+.............       245,907          517,000
                                                    ------------   --------------
                                                      53,625,274      118,566,568
                                                    ------------   --------------
                        TRANSPORTATION--0.7%
        132,000         AMR Corp.+................     4,051,686        7,837,500
          3,000         Burlington Northern Santa
                         Fe Corp. ................        94,519          101,250
         40,000         CSX Corp. ................     1,859,563        1,660,000
         10,000         Kansas City Southern
                         Industries Inc. .........       317,503          491,875
          1,000         Norfolk Southern Corp. ...        31,738           31,689
          1,000         Providence & Worcester
                         Railroad Co. ............        18,050           12,500
          1,000         RailAmerica Inc.+.........         6,719            8,500
          3,000         Wisconsin Central
                         Transportation Corp.+....        60,946           51,563
                                                    ------------   --------------
                                                       6,440,724       10,194,877
                                                    ------------   --------------
                        WIRELESS COMMUNICATIONS--5.6%
         35,000         AirTouch Communications
                         Inc.+....................       791,589        2,524,375
         85,000         Associated Group Inc., Cl.
                         A+.......................     1,677,738        3,655,000
         37,000         Associated Group Inc., Cl.
                         B+.......................        98,787        1,572,500
        460,000         Century Telephone
                         Enterprises Inc. ........     7,528,687       31,050,000
         55,000         NEXTEL Communications
                         Inc., Cl. A+.............       660,330        1,299,375
         50,000         Rogers Cantel Mobile
                         Communications Inc.+.....       554,438          609,375
         50,000         Sprint Corp.(PCS Group)...       220,292        1,156,250

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
          6,750         Tele Celular Sul
                         Participacoes SA.........  $    107,916   $      117,703
         22,500         Tele Centro Oeste Celular
                         Participacoes SA+........        67,447           66,094
      1,800,000         Telecom Italia Mobile
                         SpA......................     1,661,796       13,281,321
          1,350         Tele Leste Celular
                         Participacoes SA.........        36,110           38,306
          3,375         Telemig Celular
                         Participacoes SA+........        97,539           71,719
          3,375         Tele Nordeste Celular
                         Participacoes SA.........        49,807           62,438
          1,350         Tele Norte Celular
                         Participacoes SA+........        20,857           30,459
        700,800         Telephone & Data Systems
                         Inc. ....................    25,126,188       31,492,200
         27,000         Telesp Celular
                         Participacoes SA+........       863,327          472,500
         13,500         Tele Sudeste Celular
                         Participacoes SA+........       427,513          279,281
         10,000         United States Cellular
                         Corp. ...................       312,933          380,000
                                                    ------------   --------------
                                                      40,303,294       88,158,896
                                                    ------------   --------------
                        TOTAL COMMON STOCKS.......   769,903,864    1,517,230,997
                                                    ------------   --------------
                        PREFERRED STOCKS -- 0.2%
                        METALS AND MINING--0.0%
         10,000         Freeport-McMoRan Inc.,
                         7.00% Conv. Pfd. ........       213,000          148,750
                                                    ------------   --------------
                        TELECOMMUNICATIONS--0.2%
         35,000         Sprint Corp.,
                         8.25% Conv. Pfd. ........     1,295,406        2,887,500
      1,588,267         Telecomunicacoes de Sao
                         Paulo SA (Telesp),
                         Preference Shares........       152,310          216,501
      1,588,267         Telecomunicacoes de Sao
                         Paulo SA (Telesp),
                         Preference Shares, Cl. B
                         .........................        60,929           69,801
                                                    ------------   --------------
                                                       1,508,645        3,173,802
                                                    ------------   --------------
                        TOTAL PREFERRED STOCKS....     1,721,645        3,322,552
                                                    ------------   --------------

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

 PRINCIPAL                                                MARKET
  AMOUNT                                   COST           VALUE
 ---------                                 ----           ------
              CORPORATE BONDS--0.2%
              ENTERTAINMENT--0.2%
$2,300,000    Viacom Inc., Sub. Deb.
               8.00%, 07/07/06.......  $  1,677,650   $    2,397,750
                                       ------------   --------------
              U.S. GOVERNMENT OBLIGATIONS--4.6%
74,665,000    U.S. Treasury Bills,
              4.21% to 5.14%++, due
               01/14/99 to 03/18/99..    74,095,837       74,117,524
                                       ------------   --------------
              TOTAL INVESTMENTS --
               101.3%................  $847,398,996*   1,597,068,823
                                       ============
              OTHER ASSETS AND
                LIABILITIES (NET)--(1.3)%..........      (21,092,918)
                                                      --------------
              NET ASSETS --100.0%
               (44,429,209 shares outstanding).....   $1,575,975,905
                                                      ==============
              NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE..........           $35.47
                                                              ======

 PRINCIPAL                              SETTLEMENT    NET UNREALIZED
  AMOUNT                                   DATE        DEPRECIATION
-----------                            ------------   --------------
              FORWARD FOREIGN
               EXCHANGE CONTRACTS
 12,100,000(b) Deliver Hong Kong
               Dollars in exchange for
               USD $1,561,119............  02/26/99   $      (52,861)

---------------

   *  For Federal tax purposes:
      Aggregate cost........................  $848,880,921
                                              ============
      Gross unrealized appreciation.........  $776,378,475
      Gross unrealized depreciation.........   (28,190,573)
                                              ------------
      Net unrealized appreciation...........  $748,187,902
                                              ============

---------------

 (a) Security fair valued as determined by the Board of Trustees.
 (b)  Principal amount denoted in Hong Kong Dollars.
   +  Non-income producing security.
  ++  Represents annualized yield at date of purchase.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.
USD-- U.S. Dollars.

                See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
----------------------------------------------------------

ASSETS:
 Investments, at value (Cost $847,398,996)..............   $1,597,068,823
 Cash and foreign currency, at value (Cost $3,471,091)..        3,491,372
 Dividends and interest receivable......................        1,307,771
 Receivable for investments sold........................          771,071
 Receivable for Fund shares sold........................        1,385,883
 Other assets...........................................            3,327
                                                           --------------
   TOTAL ASSETS.........................................    1,604,028,247
                                                           --------------
LIABILITIES:
 Payable for investments purchased......................        7,455,631
 Payable for Fund shares redeemed.......................       18,571,777
 Payable for investment advisory fees...................        1,290,786
 Payable for distribution fees..........................          322,696
 Unrealized depreciation of foreign forward exchange
   contracts............................................           52,861
 Payable for shareholder services fees..................          152,000
 Payable to custodian...................................           45,000
 Payable to Trustees....................................            2,989
 Other accrued expenses.................................          158,602
                                                           --------------
   TOTAL LIABILITIES....................................       28,052,342
                                                           --------------
   NET ASSETS applicable to 44,429,209 shares
    outstanding.........................................   $1,575,975,905
                                                           ==============
NET ASSETS CONSIST OF:
 Shares of beneficial interest, at par value............   $      444,292
 Additional paid-in capital.............................      826,832,314
 Accumulated distributions in excess of net realized
   gain on investments and foreign currency
   transactions.........................................         (938,014)
 Net unrealized appreciation on investments
   and foreign currency transactions....................      749,637,313
                                                           --------------
   TOTAL NET ASSETS.....................................   $1,575,975,905
                                                           ==============
   NET ASSET VALUE, offering and redemption price per share
    ($1,575,975,905 / 44,429,209 shares outstanding; unlimited
     number of shares authorized of $0.01 par value) . . . .       $35.47
                                                                   ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
----------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign withholding taxes of
   $62,408)..............................................   $ 15,387,284
 Interest................................................      5,747,659
                                                            ------------
   TOTAL INVESTMENT INCOME...............................     21,134,943
                                                            ------------
EXPENSES:
 Investment advisory fees................................     14,882,733
 Distribution fees.......................................      3,708,303
 Shareholder services fees...............................        890,284
 Custodian fees..........................................        267,005
 Legal and audit fees....................................        100,600
 Shareholder communications expenses.....................         83,521
 Trustees' fees..........................................         73,000
 Miscellaneous expenses..................................        246,949
                                                            ------------
   TOTAL EXPENSES........................................     20,252,395
                                                            ------------
   NET INVESTMENT INCOME.................................        882,548
                                                            ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign currency
   transactions..........................................     59,477,782
 Net change in unrealized appreciation on investments and
   foreign currency transactions.........................    164,961,752
                                                            ------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS.........................    224,439,534
                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....   $225,322,082
                                                            ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              -----------------    -----------------
OPERATIONS:
   Net investment income....................................   $      882,548       $    2,547,863
   Net realized gain on investments and foreign currency
    transactions............................................       59,477,782          166,963,760
   Net change in unrealized appreciation on investments and
    foreign currency transactions...........................      164,961,752          207,587,959
                                                               --------------       --------------
      Net increase in net assets resulting from
       operations...........................................      225,322,082          377,099,582
                                                               --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income....................................         (689,228)          (2,481,578)
   In excess of net investment income.......................               --              (93,147)
   Net realized gain on investments.........................      (59,477,782)        (166,963,945)
   In excess of net realized gain on investments............          (92,619)             (40,227)
                                                               --------------       --------------
      Total distributions to shareholders...................      (60,259,629)        (169,578,897)
                                                               --------------       --------------
SHARE TRANSACTIONS:
   Net increase in net assets from shares of beneficial
    interest transactions...................................       75,861,674           46,891,821
                                                               --------------       --------------
      Net increase in net assets............................      240,924,127          254,412,506
NET ASSETS:
   Beginning of period......................................    1,335,051,778        1,080,639,272
                                                               --------------       --------------
   End of period............................................   $1,575,975,905       $1,335,051,778
                                                               ==============       ==============

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent differences incurred during the year ended December 31, 1998 resulting from different book and tax accounting policies for currency gains and losses and certain distributions received by the Fund are reclassified between net investment income (loss) and net realized gain (loss) on investments at year end. For the year ended December 31, 1998, reclassifications were made to decrease undistributed net investment income for $193,320 and increase accumulated net realized gain on investments and foreign currency transactions for $193,320.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $3,708,303 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $357,444,974 and $290,283,477, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1998, the Fund paid brokerage commissions of $335,068 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 1998.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                     YEAR ENDED                         YEAR ENDED
                                                                 DECEMBER 31, 1998                  DECEMBER 31, 1997
                                                          --------------------------------    ------------------------------
                                                             SHARES            AMOUNT            SHARES           AMOUNT
                                                          ------------    ----------------    ------------    --------------
Shares sold.............................................   50,493,058     $ 1,716,293,181      13,039,709     $ 421,881,081
Shares issued upon reinvestment of dividends............    1,648,815          57,057,140       4,869,910       154,702,133
Shares redeemed.........................................  (49,630,901)     (1,697,488,647)    (16,898,747)     (529,691,393)
                                                          -----------     ---------------     -----------     -------------
    Net increase........................................    2,510,972     $    75,861,674       1,010,872     $  46,891,821
                                                          ===========     ===============     ===========     =============

9. SUBSEQUENT EVENT. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
                                                           1998          1997              1996          1995             1994
                                                           ----          ----              ----          ----             ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period................  $     31.85   $     26.42       $    25.75    $    22.21        $   23.30
                                                        -----------   -----------       ----------    ----------        ---------
  Net investment income...............................         0.02          0.07             0.15          0.26             0.26
  Net realized and unrealized gain/(loss) on
    investments.......................................         5.02          9.97             3.29          5.28            (0.30)
                                                        -----------   -----------       ----------    ----------        ---------
  Total from investment operations....................         5.04         10.04             3.44          5.54            (0.04)
                                                        -----------   -----------       ----------    ----------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income...............................        (0.02)        (0.07)           (0.15)        (0.25)           (0.25)
  In excess of net investment income..................           --         (0.00)(a)           --            --            (0.01)
  Net realized gain on investments....................        (1.40)        (4.54)           (2.61)        (1.75)           (0.76)
  In excess of net realized gain on investments.......        (0.00)(a)     (0.00)(a)        (0.01)        (0.00)(a)        (0.03)
                                                        -----------   -----------       ----------    ----------        ---------
  Total distributions.................................        (1.42)        (4.61)           (2.77)        (2.00)           (1.05)
                                                        -----------   -----------       ----------    ----------        ---------
  NET ASSET VALUE, END OF PERIOD......................  $     35.47   $     31.85       $    26.42    $    25.75        $   22.21
                                                        ===========   ===========       ==========    ==========        =========
  Total return+.......................................        15.9%         38.1%            13.4%         24.9%           (0.1)%
                                                        ===========   ===========       ==========    ==========        =========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)................  $ 1,575,976   $ 1,335,052       $1,080,639    $1,091,539        $ 982,250
  Ratio of net investment income to average net
    assets............................................        0.06%         0.22%            0.52%         0.95%            1.10%
  Ratio of operating expenses to average net assets...        1.36%         1.38%            1.34%         1.33%            1.28%
  Portfolio turnover rate.............................          21%           22%              15%           26%              19%

---------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI ASSET FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, New York
February 25, 1999

--------------------------------------------------------------------------------
                  1998 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.185 per share and long term capital gains totaling $1.234 per share. For the year ended December 31, 1998, 84.98% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:
The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 1.50%. Such income may be exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
--------------------------------------------------------------------------------

        THE GABELLI ASSET FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Asset Management
  Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita             Anthonie C. van Ekris
Attorney-at-Law                 Managing Director
Anthony J. Colavita, P.C.       BALMAC International, Inc.

James P. Conn                   Salvatore J. Zizza
Former Chief Investment         Chairman
  Officer
Financial Security Assurance    The Bethlehem Corp.
Holdings Ltd.

              OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Bruce N. Alpert
Portfolio Manager               President and Treasurer

James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Asset Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.

---------------------------------------

                                                                   [PHOTO]



                                      [THE GABELLI ASSET FUND LOGO]





                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998